ABSC 2004-HE8

Credit Suisse First Boston

2,141 records

Balance: 282,882,494

1. Principal Balance at Origination

				Weighted	Weighted	Weighted
	Number Of	Aggregate Original	% Loans by Original	Average	Average	Average	% Owner
Principal Balance at Origination	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
1 - 25,000	87	$1,995,932.00	0.71%	621	99.90%	11.144%	100.00%
25,001 - 50,000	273	9,984,660.00	3.53	619	93.52	10.488	96.68
50,001 - 75,000	395	24,448,535.00	8.64	605	80.40	8.460	89.79
75,001 - 100,000	376	32,782,917.40	11.59	613	77.68	7.999	90.84
100,001 - 125,000	199	22,390,749.80	7.91	621	75.14	7.405	90.86
125,001 - 150,000	168	23,252,980.00	8.22	623	74.30	7.133	93.32
150,001 - 175,000	139	22,617,429.00	7.99	623	74.01	7.034	95.05
175,001 - 200,000	101	18,971,860.00	6.70	619	73.91	7.035	90.12
200,001 - 250,000	141	31,890,905.00	11.27	634	74.82	6.943	92.23
250,001 - 300,000	96	26,317,623.00	9.30	632	76.29	6.841	94.67
300,001 - 400,000	95	32,934,855.00	11.64	643	75.99	6.746	90.60
400,001 - 500,000	51	23,213,200.00	8.20	645	79.53	6.581	91.86
500,001 - 600,000	10	5,689,000.00	2.01	651	73.71	6.693	100.00
600,001 - 700,000	9	5,741,833.00	2.03	695	74.90	6.503	100.00
700,001 >=	1	731,000.00	0.26	632	85.00	6.550	100.00
Total:	2,141	$282,963,479.20	100.00%	628	76.99%	7.340%	92.48%
Mimimum Original Balance: 20,000.00
Maximum Original Balance: 731,000.00
Average Original Balance: 132,164.17

2. Remaining Principal Balance

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Remaining Principal Balance	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
1 - 25,000	88	$2,019,115.58	0.71%	621	99.90%	11.138%	100.00%
25,001 - 50,000	273	10,003,860.64	3.54	620	93.53	10.489	96.69
50,001 - 75,000	395	24,459,859.22	8.65	604	80.35	8.451	89.81
75,001 - 100,000	375	32,696,037.85	11.56	613	77.67	8.001	90.82
100,001 - 125,000	199	22,384,372.72	7.91	621	75.14	7.405	90.86
125,001 - 150,000	168	23,247,920.39	8.22	623	74.30	7.133	93.32
150,001 - 175,000	139	22,612,806.90	7.99	623	74.01	7.034	95.05
175,001 - 200,000	101	18,967,711.97	6.71	619	73.91	7.035	90.12
200,001 - 250,000	141	31,886,360.29	11.27	634	74.82	6.943	92.23
250,001 - 300,000	96	26,313,147.63	9.30	632	76.29	6.841	94.67
300,001 - 400,000	95	32,926,792.42	11.64	643	75.99	6.746	90.60
400,001 - 500,000	51	23,204,703.88	8.20	645	79.53	6.581	91.86
500,001 - 600,000	10	5,688,473.60	2.01	651	73.71	6.693	100.00
600,001 - 700,000	9	5,740,331.13	2.03	695	74.90	6.503	100.00
700,001 >=	1	731,000.00	0.26	632	85.00	6.550	100.00
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%
Mimimum Remaining Balance: 19,966.57
Maximum Remaining Balance: 731,000.00
Average Remaining Balance: 132,126.34

3. Fico Scores

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Fico Scores	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
<= 500	4	$480,100.00	0.17%	500	69.91%	9.283%	75.30%
501 - 525	79	8,623,480.52	3.05	516	71.35	8.638	93.31
526 - 550	116	12,911,477.51	4.56	538	68.38	8.001	95.65
551 - 575	192	26,020,110.66	9.20	563	73.39	7.337	93.80
576 - 600	374	39,347,046.31	13.91	589	76.59	7.700	96.99
601 - 625	429	49,684,717.98	17.56	613	77.68	7.478	95.96
626 - 650	398	52,813,955.35	18.67	638	79.80	7.312	93.29
651 - 675	263	42,638,563.17	15.07	662	77.77	7.009	90.71
676 - 700	133	21,869,377.43	7.73	688	79.21	6.913	93.30
701 - 725	90	16,240,200.54	5.74	713	76.35	6.725	79.79
726 - 750	38	7,288,964.92	2.58	737	79.75	6.790	76.21
751 - 775	12	2,853,259.00	1.01	761	76.48	6.770	67.33
776 - 800	13	2,111,240.83	0.75	787	76.96	6.761	86.03
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%
Minimum FICO: 500
Maximum FICO: 796
WA FICO: 628

4. Original Term

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Original Term	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
<= 120	8	$605,265.33	0.21%	607	83.17%	7.330%	100.00%
121 - 180	216	21,006,081.08	7.43	624	69.53	7.110	92.65
181 - 240	411	19,908,425.36	7.04	623	87.00	9.293	97.55
241 - 300	4	360,697.76	0.13	632	84.03	7.159	100.00
301 - 360	1,502	241,002,024.69	85.2	629	76.79	7.199	92.01
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%
Minimum Original Term: 120
Maximum Original Term: 360
WA Original Term: 338

5. Remaining Term

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Remaining Term	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
<= 180	224	$21,611,346.41	7.64%	623	69.91%	7.116%	92.86%
181 - 348	415	20,269,123.12	7.17	623	86.94	9.255	97.59
349 - 360	1,502	241,002,024.69	85.20	629	76.79	7.199	92.01
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%
Minimum Remaining Term: 117
Maximum Remaining Term: 359
WA Remaining Term: 336

6. Property Type

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Property Type	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Single Family	1,636	$204,892,760.02	72.43%	623	76.93%	7.380%	95.24%
2-4 Unit	169	34,865,348.56	12.33	653	74.82	6.983	74.22
PUD - Detached	172	23,486,335.04	8.30	623	80.11	7.484	98.27
Condo	124	15,019,271.44	5.31	645	77.21	7.432	86.91
PUD - Attached	39	4,497,279.16	1.59	630	78.96	7.211	96.50
Modular Home	1	121,500.00	0.04	650	90.00	7.500	100.00
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%

7. Occupancy Status

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Occupancy Status	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Primary Residence	1,984	$261,601,960.55	92.48%	626	76.98%	7.337%	100.00%
Investment Property	145	19,783,907.46	6.99	659	77.54	7.365	0.00
Second Home	12	1,496,626.21	0.53	626	71.03	7.450	0.00
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%

8. Loan Purpose

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Loan Purpose	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Refinance - Cashout	1,370	$205,718,217.29	72.72%	621	74.05%	7.073%	93.55%
Purchase	633	59,899,028.02	21.17	648	86.66	8.318	88.31
Refinance - Rate/Term	138	17,265,248.91	6.10	643	78.42	7.127	94.11
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%

9. Original Loan to Value Ratio

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Original Loan to Value Ratio	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
<= 50.000	109	$13,678,737.02	4.84%	623	40.60%	6.878%	93.40%
50.001 - 60.000	136	20,637,373.01	7.30	612	55.79	6.936	96.72
60.001 - 70.000	254	44,156,884.13	15.61	622	66.03	6.777	91.72
70.001 - 80.000	717	106,543,594.63	37.66	625	77.69	7.122	92.07
80.001 - 90.000	394	66,344,189.27	23.45	639	87.17	7.146	88.55
90.001 - 100.000	531	31,521,716.16	11.14	635	98.21	9.735	100.00
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%
Minimum Original Loan-to-Value Ratio: 18.18
Maximum Original Loan-to-Value Ratio: 100.00
Weighted Average Original Loan-to-Value Ratio: 76.99

10. Geographic Distribution By Balance

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Geographic Distribution By Balance	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
California	488	$92,351,513.64	32.65%	637	74.21%	7.066%	94.09%
New York	142	29,870,028.55	10.56	640	73.26	6.995	83.31
Florida	230	24,259,443.68	8.58	614	76.71	7.422	93.91
Texas	259	23,269,529.38	8.23	601	78.10	7.653	95.91
New Jersey	73	13,079,867.78	4.62	634	75.24	7.213	94.48
Hawaii	38	9,112,979.02	3.22	660	78.25	6.876	85.57
Massachusetts	35	7,991,430.22	2.82	650	79.37	6.999	85.66
Washington	67	6,681,576.76	2.36	621	82.11	8.012	93.74
Maryland	41	5,839,262.53	2.06	615	78.24	7.308	97.12
Virginia	35	5,534,540.55	1.96	622	80.81	7.291	96.16
Pennsylvania	61	5,211,290.80	1.84	605	78.80	7.632	94.91
Illinois	52	5,191,306.12	1.84	632	84.04	7.912	94.31
Other	620	54,489,725.19	19.26	618	81.26	7.823	92.91
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%
Total Number Of States Represented:: 48

11. Documentation

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Documentation	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Full - Asset and Income	1,389	$169,063,578.04	59.76%	617	77.95%	7.341%	92.30%
Limited Documentation	78	12,236,242.82	4.33	624	77.08	7.136	90.06
Stated Documentation	674	101,582,673.36	35.91	647	75.38	7.362	93.06
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%

12. Mortgage Rate

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Mortgage Rate	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
6.001 - 6.500	432	$87,767,116.43	31.03%	650	72.53%	6.308%	94.78%
6.501 - 7.000	437	75,538,929.41	26.70	633	75.13	6.775	93.12
7.001 - 7.500	277	40,704,836.80	14.39	626	77.56	7.290	90.53
7.501 - 8.000	197	26,130,984.11	9.24	610	77.54	7.774	87.93
8.001 - 8.500	130	13,072,328.98	4.62	595	78.77	8.269	87.39
8.501 - 9.000	105	10,914,926.64	3.86	570	78.70	8.754	86.51
9.001 - 9.500	44	3,510,359.28	1.24	558	79.62	9.272	82.79
9.501 - 10.000	38	3,384,209.94	1.20	549	73.27	9.721	84.68
10.001 - 10.500	10	922,627.00	0.33	568	80.36	10.251	89.59
10.501 - 11.000	242	11,236,267.10	3.97	629	98.47	10.819	100.00
11.001 - 11.500	155	6,602,374.14	2.33	617	98.85	11.256	98.53
11.501 - 12.000	63	2,736,051.93	0.97	601	98.27	11.735	98.17
12.001 - 12.500	11	361,482.46	0.13	592	100.00	12.218	100.00
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%
Minimum Rate: 6.030
Maximum Rate: 12.450
WA Rate: 7.340

13. Maximum Rate

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Maximum Rate	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
<= 0.000	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%
Minimum Maximum Rate: 0.000
Maximum Maximum Rate: 0.000
WA Maximum Rate: 0.000

14. Gross Margin

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Gross Margin	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
<= 0.000	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%
Minimum Gross Margin: 0.000
Maximum Gross Margin: 0.000
WA Gross Margin: 0.000

15. Next Rate Adjustment Date

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Next Rate Adjustment Date	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
0000-00	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%

16. Original Number of Months to Expiration Of Prepayment Penalty Term

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Original Number of Months to Expiration Of Prepayment Penalty Term	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Not Applicable	603	$52,284,344.02	18.48%	615	80.65%	8.088%	95.85%
7 - 12	153	31,770,400.13	11.23	642	73.58	7.037	85.79
13 - 24	190	11,294,564.42	3.99	622	92.78	9.884	98.26
25 - 36	1,195	187,533,185.65	66.29	629	75.60	7.029	92.32
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%

17. Loan Type

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Loan Type	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
Fixed Rate	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%

18. Credit Grade

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Credit Grade	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
AA	1,617	$213,454,886.86	75.46%	638	78.74%	7.308%	91.98%
A-	169	22,101,348.56	7.81	591	72.43	7.438	93.37
A+	224	30,462,926.56	10.77	609	72.45	7.257	93.67
B	86	10,817,240.02	3.82	592	70.19	7.639	93.35
C	44	5,944,216.98	2.10	583	67.30	7.919	99.14
C-	1	101,875.24	0.04	505	54.84	10.750	100.00
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%

19. Lien Position

				Weighted	Weighted	Weighted
	Number Of	Aggregate Remaining	% Loans by Remaining	Average	Average	Average	% Owner
Lien Position	Loans	Principal Balance	Principal Balance	FICO	LTV	Coupon	Occupied
First Lien	1,682	$262,908,252.31	92.94%	628	75.25%	7.053%	91.91%
Second Lien	459	19,974,241.91	7.06	626	99.91	11.107	100.00
Total:	2,141	$282,882,494.22	100.00%	628	76.99%	7.340%	92.48%

Credit Suisse First Boston

11 Madison Avenue

New York, New York 10010

www.csfb.com

9/29/2004 9:46

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.